Exhibit 10.01

FIRST ADDENDUM TO THE SHARE PURCHASE AND SALE AGREEMENT

of

SMA INDÚSTRIA QUÍMICA LTDA.

entered into by and among,

on one side,

SÃO MARTINHO S.A.

as Seller and,

on the other side,

AMYRIS BRASIL LTDA.

as Purchaser

and, as intervening consenting party,

SMA INDÚSTRIA QUÍMICA LTDA.

And

AMYRIS INC.

Dated September 1st, 2016.

FIRST ADDENDUM TO THE SHARE PURCHASE AND SALE AGREEMENT

By this instrument,

In the one side, as a seller:

1. SÃO MARTINHO S.A., Brazilian corporation, headquartered at Fazenda São Martinho, in the City of Pradópolis, State of São Paulo, enrolled with the Brazilian Taxpayer's Registry ("CNPJ/MF") under no 51.466.860/0001-56, herein represented in accordance with its By-laws (hereinafter referred to as "Seller");

In the other side, as purchaser:

2. AMYRIS BRASIL LTDA., Brazilian limited company, headquartered at Rua James Clerk Maxwell, 315, Techno Park, in the City of Campinas, State of São Paulo, Brazil, enrolled with CNPJ/MF under no 09.397.224/0001-20, herein represented in accordancy with its By-laws (hereinafter referred to as "Purchaser");

(Seller and Purchaser jointly referred to as "Parties" and, individually and generally referred to as "Party")

And, as intervening consenting party:

3. SMA INDÚSTRIA QUÍMICA LTDA., a Brazilian limited liability company, headquartered at Fazenda São Martinho, s/n, in the City of Pradópolis, State of São Paulo, enrolled with CNPJ/MF under no 12.065.083/0001-86, herein represented in accordance with its By-Laws ("Company").

4. AMYRIS INC., a company duly organized and existing in accordance with the laws of the State of Delaware, United States of America, with its principal place of business at 5885 Hollis Street, Suite 100, Emeryville, State of California, herein represented in accordance with its By-Laws (hereinafter referred to as "ABI").

Whereas:

I. the parties signed on August 31 date of 2015, the sale and purchase agreement ("Agreement") in which the Seller sold and transferred to the Purchaser the shares it held in the SMA INDÚSTRIA QUÍMICA LTDA.;

II. in the said contract among other obligations were established (i) deadlines to transfer of Purchaser's property assets located in the area of the Seller; (ii) as well as a rental contract for said area and through the same term of the transfer of those assets;

III. the parties have established a new deadline of 16 (sixteen) months to transfer the Purchaser's assets, which shall start on September, 1st of 2016.

The parties agree by mutual consent and in accordance with the legislation in force to establish this First Addendum to the Agreement of Sale and Purchase ("Addendum"), in accordance with the following terms and conditions:

1. The parties agree a new deadline specified in the II Agreement", section 6, clauses "6.1" and "6.2" as follow:

"6.1. transfer of assets. The Purchaser and ABI hereby undertake to transfer the assets located in the property to another location until December 31, 2017. The Purchaser, have already provided to Seller a schedule for the transfer of the assets, evidencing measures to adapt the transfer of the assets which will be concluded during said period. If the Purchaser and ABI fail to comply with their obligation set forth in the section 6.1, the Purchaser and the Company shall be subject to a penalty of R$1,500.00 (one thousand and five hundred reais) per day, without prejudice to the rental amount owed by the Company to the Seller and to any other measure that may be taken by Seller to guarantee the compliance by Purchaser and ABI of their obligation set forth herein.

…

6.2. Rental Agreement. The Parties, the Company and ABI expressly acknowledge that the lease provided for in the Rental Agreement, as amended, was agreed by the Parties, the Company and ABI in light of the JV and the Parties agreed to amend the term of the rental until December 31,2017 in order to allow the Company to transfer its Assets to other location. In this regard, the Parties hereby declare and agree that the lease contained in the Rental Agreement, as amended, will under no circumstances be subject to any renewal rights.”

2. All the remaining provisions of the "Agreement" that were not expressly amended or rectified hereby should remain valid and in force, being this Addendum an inseparable part of the Agreement.

In WITNESS WHEREOF, the Parties hereto have executed this Addendum as of the date first above written.

[Intentionally left blank]

(Signature page of the First Addendum To The Share Purchase And Sale Agreement entered on September 01st, 2016 by and between São Martinho S.A., Amyris Brazil Ltda., Amyris Inc. and SMA Industria Química LTDA.)

Seller:

SÃO MARTINHO S.A.

/s/ ILLEGIBLE	/s/ ILLEGIBLE

Purchaser:

AMYRIS BRASIL LTDA.

/s/ Eduardo Loosli	/s/ Erica Baumgartner
Eduardo	Erica B

Intervening Consenting Parties:

AMYRIS INC.

/s/ John Melo

SMA INDÚSTRIA QUÍMICA LTDA.

/s/ Eduardo Loosli	/s/ Erica Baumgartner
Eduardo	Erica B

Witness: